UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005

                      Coastal Bancshares Acquisition Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

     000-51155                                             20-1191778
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 (Commission File Number)                     (IRS Employer Identification No.)

9821 Katy Freeway, Suite 500
Houston, Texas                                             77024
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(Address of Principal Executive Offices)               (Zip Code)

                                 (713) 827-2104
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

     On February 18, 2005, the initial public offering ("IPO") of 4,800,000 Units ("Units") of Coastal Bancshares Acquisition Corp. (the "Company") was consummated. The IPO included the grant to the underwriters of an over-allotment option to purchase up to 720,000 additional Units. Each Unit consists of one share of Common Stock, $.01 par value per share ("Common Stock"), and two Warrants ("Warrants"), each to purchase one share of Common Stock. The February 18, 2005 closing included the sale of the Units to the underwriters upon exercise of their over-allotment option in full. The 5,520,000 Units were sold at an offering price of $6.00 per Unit, generating gross proceeds (including the units in the over-allotment option) of $33,120,000. Audited financial statements as of February 18, 2005 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

     The Company has been informed by I-Bankers Securities and Newbridge Securities, the representatives of the underwriters in the IPO, that, if this Current Report on Form 8-K is filed on February 25, 2005, then separate trading of the Common Stock and Warrants included in the Company's Units may commence on or about March 1, 2005.

Item 9.01.    Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

                 Exhibit
                  Number        Description of Exhibit
                 -------        ----------------------------
                   99.1         Audited Financial Statements

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COASTAL BANCSHARES ACQUISITION CORP.



Date:  February 25, 2005                  By:      /s/ Cary M. Grossman
                                          Name:    Cary M. Grossman
                                          Title:   Co-Chief Executive Officer

                                INDEX TO EXHIBITS

                 Exhibit
                  Number        Description of Exhibit
                 -------        ----------------------------
                   99.1         Audited Financial Statements

                                                                    Exhibit 99.1
                      COASTAL BANCSHARES ACQUISITION CORP.

                    (A Corporation in the Development Stage)


INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                     F-2

Financial Statements
         Balance sheets                                                     F-3
         Statements of operations                                           F-4
         Statements of stockholders' equity                                 F-5
         Statements of cash flows                                           F-6

Notes to financial statements                                               F-7

             Report of Independent Registered Public Accounting Firm


To the Board of Directors
COASTAL BANCSHARES ACQUISITION CORP.

We have audited the accompanying balance sheets of Coastal Bancshares Acquisition Corp. ( a corporation in the development stage) as of December 31, 2004 and February 18, 2005 and the related statements of operations, stockholders' equity and cash flows for the periods from May 19, 2004 (the inception date) to December 31, 2004, and from January 1, 2005 through February 18, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coastal Bancshares Acquisition Corp. as of December 31, 2004 and February 18, 2005 and the results of its operations and changes in its stockholders' equity and cash flows for the periods from May 19, 2004 (the inception date) to December 31, 2004 and from January 1, 2005 through February 18, 2005 in conformity with accounting principles generally accepted in the United States of America.


/s/ Hein & Associates LLP
Hein & Associates LLP
Houston, Texas
February 22, 2005

                      COASTAL BANCSHARES ACQUISITION CORP.

                    (A Corporation in the Development Stage)


                                 BALANCE SHEETS
                                                                            February 18,        December 31,
                                                                                2005                2004
                                                                            ------------        ------------
ASSETS

Current assets:
Cash and cash equivalents.................................................  $ 1,329,565         $    21,711
Trust fund................................................................   28,483,200                  --
Prepaid expenses..........................................................      116,914                  --
  Total current assets....................................................   29,929,679              21,711
Deferred offering costs...................................................           --              63,532
                                                                            -----------         -----------
Total Assets..............................................................  $29,929,679         $    85,243
                                                                            ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses.....................................  $   270,000         $     7,697
Note payable, stockholder.................................................           --              55,000
                                                                            -----------         -----------
Total Liabilities.........................................................  $   270,000         $    62,697
                                                                            ===========         ===========

Stockholders' Equity:
Preferred stock, $0.01 par value
  Authorized 5,000,000 shares; none issued................................  $        --         $        --
Common stock, $0.01 par value
  Authorized 50,000,000 shares
  Issued and outstanding, February 18, 2005: 6,520,000
  shares (including 1,103,448 shares subject to possible
  redemption); December 31, 2004:  1,000,000 shares.......................       65,200              10,000
Additional paid-in capital................................................   29,598,245              15,000
Deficit accumulated during the development stage..........................       (3,766)             (2,454)
                                                                            -----------         ------------
Total Stockholders' Equity................................................   29,659,679              22,546
                                                                            -----------         ------------
Total Liabilities and Stockholders' Equity................................  $29,929,679         $    85,243
                                                                            ===========         =============

                See accompanying notes to financial statements.

                      COASTAL BANCSHARES ACQUISITION CORP.

                    (A Corporation in the Development Stage)


                            STATEMENTS OF OPERATIONS
                                                                                                  Period from
                                                                              Period from         May 19, 2004
                                                                            January 1, 2005      (inception) to
                                                                            to February 18,       December 31,
                                                                                2005                  2004
                                                                            ---------------      --------------
Formation and operating costs.........................................      $     1,312          $      2,454
                                                                            ---------------      --------------

Net Loss..............................................................      $    (1,312)         $     (2,454)
                                                                            ===============      ==============

Weighted Average Shares Outstanding...................................        1,112,653               650,442
                                                                            ===============      ==============

Net Loss Per Share (basic and diluted)................................          $0.00                  $0.00
                                                                                =====                  =====



                See accompanying notes to financial statements.

                      COASTAL BANCSHARES ACQUISITION CORP.

                    (A Corporation in the Development Stage)

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                                          Deficit
                                                                                       Accumulated
                                                  Common Stock          Additional        During
                                             ----------------------      Paid-In       Development           Stockholders'
                                             Shares          Amount      Capital           Stage                 Equity
                                             ----------    --------     ----------     -------------         -------------

Common shares issued August 6, 2004 at
  $0.025 per share.....................      1,000,000     $ 10,000     $    15,000    $          --         $      25,000
  Net loss.............................            ---          ---             ---           (2,454)               (2,454)
                                             ---------     --------     -----------    --------------        -------------

Balance at December 31, 2004...........      1,000,000       10,000          15,000           (2,454)               22,546
                                             ---------     --------     -----------    --------------        -------------

Sale of 5,520,000 units, net of
  underwriters' discount and offering
  expenses (includes 1,103,448 shares
  subject to possible redemption)......      5,520,000       55,200      29,583,245                             29,638,445
Net loss...............................            ---          ---             ---           (1,312)               (1,312)
                                             ---------     --------     -----------    --------------        -------------

Balance at February 18, 2005                 6,520,000     $ 65,200     $29,598,245    $      (3,766)        $  29,659,679
                                             =========     ========     ===========    ==============        =============



                See accompanying notes to financial statements.

                      COASTAL BANCSHARES ACQUISITION CORP.

                    (A Corporation in the Development Stage)


                            STATEMENT OF CASH FLOWS
                                                                                                  Period from
                                                                              Period from         May 19, 2004
                                                                            January 1, 2005      (inception) to
                                                                            to February 18,       December 31,
                                                                                2005                  2004
                                                                            ---------------      --------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss............................................................      $     (1,312)        $    (2,454)
  Increase in prepaid expenses............................................      (116,914)                ---
  Increase in accounts payable and accrued expenses.......................       262,303               7,697
                                                                            ---------------     --------------
Net Cash provided by Operating Activities.................................       144,077               5,243
                                                                            ---------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Investment in trust fund................................................   (28,483,200)                ---
                                                                            ---------------     --------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from public offering of 5,520,000 units, net...................    29,701,977                 ---
  Proceeds from sale of common stock to initial stockholders'.............           ---              25,000
  Proceeds from loan from stockholder.....................................           ---              55,000
  Repayment (net of $20,000 advance) of stockholder loan..................       (55,000)
  Deferred costs of the proposed public offering..........................           ---             (63,532)
                                                                            ---------------     --------------
Net Cash Provided by Financing Activities.................................    29,646,977              16,468
                                                                            ---------------     --------------

NET INCREASE IN CASH......................................................     1,307,854              21,711
CASH AT BEGINNING OF PERIOD...............................................        21,711                 ---
                                                                            ---------------     --------------

CASH AT END OF PERIOD.....................................................  $  1,329,565        $     21,711
                                                                            ===============     ==============


                See accompanying notes to financial statements.

                      COASTAL BANCSHARES ACQUISITION CORP.

                    (A Corporation in the Development Stage)


                          NOTES TO FINANCIAL STATEMENTS
     As of and for the Periods Ended February 18, 2005 and December 31, 2004

1.   ORGANIZATION, BUSINESS OPERATIONS

     Coastal Bancshares Acquisition Corp. (the "Company") was incorporated in Delaware on May 19, 2004 as a blank check company whose objective is to acquire or merge with an operating commercial bank or bank holding company. The Company's initial stockholders' purchased 1,000,000 shares of common stock, $0.01 par value, for $25,000 on August 6, 2004.

     The registration statement for the Company's initial public offering ("Offering") of 4,800,000 units was declared effective on February 14, 2005. The Company consummated the Offering on February 18, 2005. The underwriters also exercised their over-allotment option to purchase an additional 720,000 units on February 17, 2005. The Company received proceeds, net of the underwriters' discount and estimated offering expenses, of approximately $29.7 million. The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a merger with or acquisition of an operating commercial bank or bank holding company ("Business Combination"). There is no assurance that the Company will be able to successfully effect a Business Combination. The amount of $28,483,200 is being held in an interest bearing trust account ("Trust Fund") until the earlier of (i) the consummation of its first Business Combination or
(ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds may only be invested in United States government securities with a maturity of 180 days or less. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective mergers or acquisitions and continuing general and administrative expenses.

     The Company, after signing a definitive agreement for the merger with or acquisition of a target business, will submit such transaction for shareholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders immediately prior to the Offering, vote against the Business Combination, the Business Combination will not be consummated. All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to a Business Combination. After consummation of the Company's first Business Combination, these voting safeguards no longer apply.

     With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding

19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders.

     The Company's Certificate of Incorporation provides for the mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering as described in Note 3).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
     The financial statements include the accounts of the Company. The Company has not commenced operations effective February 18, 2005. All activity through February 18, 2005, is related to the Company's formation and preparation of the Offering. The Company has selected December 31 as its fiscal year end.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual amounts could differ from those estimates.

Cash Equivalents
     The  Company   considers  all  highly  liquid   investments  with  original
maturities of three months or less to be cash equivalents.

Concentration of Credit Risk
     Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents. The Company's policy is to limit the amount of credit exposure to any one financial institution and place investments with financial institutions evaluated as being creditworthy, or in short-term money market funds which are exposed to minimal interest rate and credit risk.

Income Taxes
     The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. At December 31, 2004 and February 18, 2005, a deferred income tax asset relating to the Company's net operating loss is offset by a full valuation allowance based upon a lack of earnings history for the Company.

Earnings per Common Share
     Basic earnings per share ("EPS") is computed by dividing net income applicable to common stock by the weighted average common shares outstanding during the period. Diluted EPS reflects the additional dilution for all potentially dilutive securities such as stock warrants.

Recently Issued Accounting Standards
     In April of 2003, FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." This statement amends and clarifies financial accounting and reporting for derivative instruments, including derivative instruments embedded in other contracts and hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement requires that contracts with comparable characteristics be accounted for similarly and is effective for contracts entered into or modified after June 30, 2003. SFAS No. 149 is not expected to have an impact on the financial statements.

     In May,  2003,  FASB  issued  Statement  No. 150,  "Accounting  for Certain
Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"). SFAS 150 requires an issuer to classify certain financial instruments, such as mandatorily redeemable shares and obligations to repurchase the issuer's equity shares, as liabilities. The guidance is effective for financial instruments entered into or modified subsequent to May 31, 2003, and otherwise is effective at the beginning of the first interim period after June 15, 2003. SFAS 150 did not have a material impact on the financial condition or results of operations.

     In November 2003, FASB issued FASB Staff Position No. 150-3 ("FASB 150-3") which deferred the effective dates for applying certain provisions of SFAS 150 related to mandatorily redeemable financial instruments of certain non-public entities and certain mandatorily redeemable non-controlling interests for public and non-public companies. For public entities, SFAS 150 is effective for mandatorily redeemable financial instruments entered into or modified after May 31, 2003 and is effective for all other financial instruments as of the first interim period beginning after June 15, 2003. For mandatorily redeemable non-controlling interests that would not have to be classified as liabilities by a subsidiary under the exception in paragraph 9 of SFAS 150, but would be classified as liabilities by the parent, the classification and measurement provisions of SFAS 150 are deferred indefinitely. The measurement provisions of SFAS 150 are also deferred indefinitely for other mandatorily redeemable non-controlling interests that were issued before November 4, 2003. For those instruments, the measurement guidance for redeemable shares and non-controlling interests in other literature shall apply during the deferral period. The Company adopted the provisions of SFAS 150 effective June 30, 2004, and unless new transactions are entered into, SFAS 150 is not expected to have an impact on the financial statements.

     In November 2004, FASB issued Statement No. 151, "Inventory Costs - an amendment of ARB No. 43". The new standard requires amounts of idle facility expense, freight, handling costs, and wasted material (spoilage) to be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities. The provisions of this Statement are effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption of the provisions of FAS 151 is not expected to have an impact on our financial statements.

     On December 16, 2004, FASB issued Statement No. 123R (revised 2004), "Share-Based Payment," (FAS 123R) that addresses the accounting for share-based payment transactions in which a company receives employee services in exchange for either equity instruments of the company or liabilities that are based on the fair value of the company's equity instruments or that may be settled by the issuance of such equity instruments. FAS 123R eliminates the ability to account for share-based compensation transactions using the intrinsic method and requires that such transactions be accounted for using a fair-value-based method and recognized as expense in the consolidated statement of operations. The effective date of FAS 123R is for interim and annual periods beginning after June 15, 2005. The provisions of FAS 123R do not have an impact on the Company's results of operations at the present time.

3.   PUBLIC OFFERING

     On February 18, 2005, the Company sold 4,800,000 units ("Units") in a public offering, which included granting the underwriters an over-allotment option to purchase up to an additional 720,000 units. On February 17, 2005, the underwriters exercised the entire amount of the option. Each Unit consists of one share of the Company's common stock, $0.01 par value, and two Redeemable Common Stock Purchase Warrants ("Warrants"). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of the completion of a Business Combination or one year from the effective date of the Offering and expiring five years from the date of the prospectus. The Warrants will be redeemable by the Company at a price of $0.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of the redemption is given. In connection with the Offering, the Company issued an option for $100 to the underwriters to purchase 325,000 Units at an exercise price of $7.50 per Unit. The Units issuable upon exercise of this option are identical to those included in the Offering except that exercise price of the Warrants included in the units will be $6.65 per share.

4.   COMMITMENT

     The Company presently occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering.

5.   NOTE PAYABLE

     Coastal Acquisition, LLC, a stockholder and an affiliate of Mr. Grossman and Mr. Brunson, entered into a non-interest bearing revolving credit agreement with the Company in the amount of $75,000. Total advances of $75,000 under the credit facility amounted to $0 as of February 18, 2005 and $55,000 at December 31, 2004. The loan was repaid on February 18, 2005 out of the net proceeds of the Offering.

6.   COMMON STOCK

     At February 18, 2005, 12,015,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and the underwriters' unit purchase option.

7.   PREFERRED STOCK

     The Company is authorized to issue 5,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.